UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2016

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-05558 (Commission File Number)	75-1277589 (IRS Employer Identification No.)

11840 Westline Industrial Drive, Suite 200
St Louis, Missouri 63146
(Address of principal executive offices)

(314) 656-4321
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 19, 2016, David Feldman, the Chief Executive Officer of Katy Industries, Inc. (the “Company”), was placed on administrative leave pending an internal review of  the Company’s and Mr. Feldman’s performance.  Mr. Feldman continues to serve as a member of the Company’s board of directors.  During Mr. Feldman’s leave of absence as Chief Executive Officer, his functions will be performed by multiple members of the Company’s existing personnel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.

Dated: September 23, 2016	/s/ Curt Kroll
	By:	Curt Kroll
	Its:	Treasurer and Chief Financial Officer